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                                                                   EXHIBIT 10.7

                             RSL COMMUNICATIONS PLC
                                    As Issuer

                            RSL COMMUNICATIONS, LTD.
                                  As Guarantor

                              RSL COM U.S.A., INC.
                             As Subsidiary Guarantor


                                       TO
                            THE CHASE MANHATTAN BANK,
                                   As Trustee


                            ------------------------


                          SECOND SUPPLEMENTAL INDENTURE

                          Dated as of February 22, 2000


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                          9 7/8% SENIOR NOTES DUE 2009

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                          SECOND SUPPLEMENTAL INDENTURE

                  SECOND SUPPLEMENTAL INDENTURE, dated as of February 22, 2000 (the "Second Supplemental Indenture"), between RSL Communications PLC, a United Kingdom corporation, as issuer (hereinafter called the "Issuer"), RSL Communications, Ltd., a Bermuda corporation, as guarantor (hereinafter called the "Guarantor"), RSL COM U.S.A., Inc., a Delaware corporation, as guarantor (hereinafter called the "Subsidiary Guarantor"), and The Chase Manhattan Bank, a corporation duly organized and existing under the laws of the State of New York, as Trustee (hereinafter called the "Trustee").

                  Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Indenture, dated as of May 13, 1999, between the Company, the Guarantor and the Trustee (the "Indenture").

                                    Recitals

                  WHEREAS, the Issuer, the Guarantor and the Trustee entered into the Indenture pursuant to which the Issuer issued its 9 7/8% Senior Notes due 2009 (the "Securities");

                  WHEREAS, the Issuer desires to issue its euro denominated senior notes due 2010 (the "Euro Notes") and its dollar denominated senior notes due 2010 (the "Dollar Notes") in an aggregate principal amount of up to approximately $230,000,000 (or the U.S. dollar equivalent);

                  WHEREAS, the Subsidiary Guarantor has substantially benefited from the issuance of the Notes and expects to substantially benefit from the issuance of the Dollar Notes and the Euro Notes;

                  WHEREAS, to facilitate the offering of the Dollar Notes and the Euro Notes, the Subsidiary Guarantor is fully, unconditionally and irrevocably guaranteeing, on an unsubordinated basis, all of the obligations of the Issuer under the Dollar Notes, the Euro Notes and the indentures pursuant to which they will be issued;

                  WHEREAS, Section 10.16 of the Indenture provides that the Subsidiary Guarantor may not guarantee any Indebtedness of the Issuer unless the Subsidiary Guarantor simultaneously executes and delivers a supplemental indenture to the Indenture providing for a guarantee of payment of the Securities on the terms provided herein;

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                  WHEREAS, the Boards of Directors of the Issuer, the Guarantor
and the Subsidiary Guarantor have authorized the execution of the Second Supplemental Indenture and its delivery to the Trustee;

                  WHEREAS, the Company and the Guarantor have delivered an Opinion of Counsel to the Trustee pursuant to Section 9.03 of the Indenture;

                  WHEREAS, all other actions necessary to make this Second Supplemental Indenture a legal, valid and binding obligation of the parties hereto in accordance with its terms and the terms of the Indenture have been performed; and

                  WHEREAS, the Issuer, the Guarantor, the Subsidiary Guarantor and the Trustee desire to enter into, execute and deliver this Second Supplemental Indenture in compliance with the provisions of the Indenture.

                  NOW, THEREFORE, the Issuer, the Guarantor and the Trustee hereby agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes:

                                   ARTICLE I
                              SUBSIDIARY GUARANTEE

                  SECTION 1.01. GuaranteeSECTION 5.01. Guarantee. Subject to the provisions of this Article One, the Subsidiary Guarantor hereby fully, unconditionally and irrevocably guarantees to each Holder and to the Trustee on behalf of the Holders: (i) the due and punctual payment of the principal of, premium, if any, on and interest (including Special Interest) on each Security, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee, all in accordance with the terms of such Security and this Indenture and (ii) in the case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at Stated Maturity, by acceleration or otherwise. The Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, the benefit of discussion, protest or notice with respect to any such Security or the debt evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to any such Security except by payment in full of the principal thereof and interest thereon and as provided in Section
12.01 and Section 12.02 (subject to Section 12.06) of the Indenture. The maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this Article One. In the

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event of any declaration of acceleration of such obligations as provided in
Article Five of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantor for the purpose of this Article One. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article Five of the Indenture, the Trustee shall promptly make a demand for payment on the Securities under the Guarantee provided for in this Article One.

                  If the Trustee or the Holder of any Security is required by any court or otherwise to return to the Issuer or the Subsidiary Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Issuer, the Guarantor or the Subsidiary Guarantor, any amount paid to the Trustee or such Holder in respect of a Security, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Subsidiary Guarantor further agrees, to the fullest extent that the Subsidiary Guarantor may lawfully do so, that, as between the Subsidiary Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

                  Until such time as the Securities are fully and finally paid, including all interest, premium, principal and liquidated damages with respect thereto, the Subsidiary Guarantor hereby irrevocably waives any claim or other rights which they may now or hereafter acquire against the Issuer that arise from the existence, payment, performance or enforcement of their obligations under this Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Holders against the Issuer or any collateral which any such Holder or the Trustee on behalf of such Holder hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Issuer, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or Security on account of such claim or other rights. If any amount shall be paid to the Subsidiary Guarantor in violation of the preceding sentence and the principal of, premium, if any, and accrued interest on the Securities shall not have been paid in full, such amount shall be deemed to have been paid to the Subsidiary Guarantor for the benefit of, and held in trust for the benefit of, the Holders, and shall forthwith be paid to the Trustee for the benefit of the Holders to be credited and applied upon the principal of, premium, if any, and accrued interest on the Securities. The Subsidiary Guarantor acknowledges that the Subsidiary Guarantor has received and will receive direct and indirect benefits from the issuance of the Securities pursuant to the Indenture and that the waivers set forth in this Section 1.01 are knowingly made in contemplation of such benefits.

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                  The Guarantee set forth in this Section 1.01 shall not be or become valid or obligatory for any purpose with respect to a Security unless the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

                  SECTION 1.02. Obligations UnconditionalSECTION 5.02. Obligations Unconditional. Subject to Section 1.05, nothing contained in this Article One or elsewhere in the Indenture or in the Securities is intended to or shall impair, as among the Subsidiary Guarantor and the holders of the Securities, the obligation of the Subsidiary Guarantor, which is absolute and unconditional, upon failure by the Issuer, to pay to the holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Subsidiary Guarantor, nor shall anything herein or therein prevent the holder of any Securities or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture.

                  Without limiting the foregoing, nothing contained in this Article One will restrict the right of the Trustee or the holders of the Securities to take any action to declare the Guarantee to be due and payable prior to the Stated Maturity of the Securities pursuant to Section 5.02 of the Indenture or to pursue any rights or remedies hereunder.

                  SECTION 1.03. Notice to TrusteeSECTION 5.03. Notice to Trustee. The Subsidiary Guarantor shall give prompt written notice to the Trustee of any fact known to the Subsidiary Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantee pursuant to the provisions of this Article One.

                  SECTION 1.05. Release of the Subsidiary Guarantor. The Subsidiary Guarantor shall be automatically and unconditionally released and discharged from its obligations under this Guarantee (i) upon any sale, exchange or transfer, to any Person not an Affiliate of the Guarantor, of all of the Guarantor's and each Restricted Subsidiary's Capital Stock in, or all or substantially all the assets of, the Subsidiary Guarantor (which sale, exchange or transfer is not prohibited by the Indenture) or (ii) at any time, so long as in the case of this clause (ii) Standard & Poor's Corporation, or any successor, is notified by the Issuer of the proposed termination of the Guarantee of the Subsidiary Guarantor and advises the Issuer that such termination would not result in a downgrade of the rating on the Securities or placement of the Securities on creditwatch with negative implications.

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                                   ARTICLE II
                                  MISCELLANEOUS

                  SECTION 2.01. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Second Supplemental Indenture or the Securities, and it shall not be responsible for any statement of the Issuer or the Guarantor or the Subsidiary Guarantor in this Second Supplemental Indenture.

                  SECTION 2.02. Ratification. Except as hereby expressly amended, the Indenture and the Securities issued thereunder are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. Upon execution, this Second Supplemental Indenture shall form a part of the Indenture and the Second Supplemental Indenture and the Indenture shall be read, taken and construed as one and the same instrument for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby.

                  SECTION 2.03. Effectiveness. This Second Supplemental Indenture shall become effective as of the date first above written.

                  SECTION 2.05. Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  SECTION 2.05. Counterpart Originals. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Second Supplemental Indenture.

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                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and duly attested, all as of the day and year first above written.

The Company Seal of RSL COMMUNICATIONS PLC was hereto affixed in the presence of:



[Seal]

                                       RSL COMMUNICATIONS PLC,


                                       By: /s/ Donald R. Shassian
                                          -----------------------------------
                                          Name:
                                          Title:


                                       By: /s/ Margaret B. Niche
                                          -----------------------------------
                                          Name:
                                          Title:

                                       THE CHASE MANHATTAN BANK


                                       By: /s/ Robert S. Peschler
                                          -----------------------------------
                                          Name:  Robert S. Peschler
                                          Title:  Assistant Vice President


                                       RSL COMMUNICATIONS, LTD.,


                                       By: /s/ Donald R. Shassian
                                          -----------------------------------
                                          Name:
                                          Title:

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                                       RSL COM U.S.A., INC.


                                       By: /s/ Joel Beckoff
                                          -----------------------------------
                                          Name:
                                          Title: